EXHIBIT 10.1
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                     AMENDMENT NO. 1 TO TREY RESOURCES, INC.
               2004 DIRECTORS' AND OFFICERS' STOCK INCENTIVE PLAN


The Board of Directors through unanimous written consent on February 8, 2005 amended the 2004 Directors' and Officers' Stock Incentive Plan (the "Plan") by deleting the reference to "6,000,000 shares of the Company Class A, Common Stock, par value $.00001" in Section 5 of the Plan and replacing it with "8,300,000 shares of the Company Class A, Common Stock, par value $.00001".